                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in iManage, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ Pricewaterhouse Coopers LLP
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San Jose, California
January 31, 2001